Exhibit 99.1
P.F. Chang’s China Bistro, Inc.
P.F. CHANG’S EARNS $0.34 PER SHARE
SCOTTSDALE, ARIZONA, February 14, 2007 - P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported earnings of $8.8 million for the fourth quarter ended December 31, 2006 compared to $9.3 million for the fourth quarter of the prior year. Earnings per diluted share for the fourth quarter were $0.34 for the fourth quarter of both the current and prior year.

(000 except per share data)	4Q06	4Q05
Revenues	$251,988	$213,834
Net Income	$8,765	$9,279
Diluted Earnings Per Share	$0.34	$0.34
Shares used in diluted EPS calculation	25,893	27,058
Earnings for the fourth quarter reflect two accounting changes that affect year over year comparisons. First, the Company recorded $1.5 million in equity-based compensation expense this quarter under the new SFAS 123R rules implemented at the beginning of the year. Second, the Company incurred approximately $0.4 million in additional preopening expenses that previously would have been capitalized before FASB’s Staff Position No. 13-1 regarding lease accounting went into effect in early 2006.
2007 Expectations
Revenue is expected to increase approximately 19% to $1.1 billion in 2007. The primary assumptions underlying this revenue forecast include 1,097 additional sales weeks for the Bistro and 1,909 additional sales weeks for Pei Wei, including the impact of 19 new Bistro restaurants and 37 new Pei Wei restaurants opening during 2007.
The Company expects diluted earnings per share to increase approximately 17% from $1.24 in 2006 to $1.45 in 2007.
The Company is hosting a conference call today at 12:00 pm ET in which management will provide further details on the fourth quarter results as well as its expectations for fiscal 2007. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.

P.F. Chang’s China Bistro, Inc. owns and operates three restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility. Taneko Japanese Tavern opened on October 2, 2006 and features natural, organic and seasonal ingredients highlighting the diverse cooking styles of Japan.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because these costs are solely related to expansion of the Company’s business, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a primary consideration when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages five through nine of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its revenues, earnings and comparable store sales, are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to locate acceptable restaurant sites; open new restaurants and operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; the company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends; customer acceptance of new concepts; national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; and other risks described in the company’s recent SEC filings.

Contact:	P.F. Chang’s China Bistro, Inc. (480) 888-3000
Media:	Laura Cherry laura.cherry@pfcb.com
Investor:	Mark Mumford mark.mumford@pfcb.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended
	Dec 31	Jan 1
	2006	2006
Revenues	$251,988	$213,834
Cost of sales	68,903	60,149
Labor	81,587	70,114
Operating	38,976	33,002
Occupancy	13,868	10,570
General & administrative	14,981	10,281
Depreciation & amortization	12,359	11,039
Preopening expenses	4,410	2,703
Partner investment expense	1,759	1,474

Total costs and expenses	236,843	199,332

Income from operations	15,145	14,502
Interest income, net and other income	(89)	406
Minority interest	(2,113)	(1,801)

Income before provision for income taxes	12,943	13,107
Provision for income taxes	(4,178)	(3,828)

Net income	$8,765	$9,279

Basic net income per share	$0.35	$0.35
Diluted net income per share	$0.34	$0.34
Shares used in calculation of basic EPS	25,269	26,385
Shares used in calculation of diluted EPS	25,893	27,058

	Percentage of Revenues
	Dec 31	Jan 1
	2006	2006

Revenues	100.0%	100.0%
Cost of sales	27.3%	28.1%
Labor	32.4%	32.8%
Operating	15.5%	15.4%
Occupancy	5.5%	4.9%
General & administrative	5.9%	4.8%
Depreciation & amortization	4.9%	5.2%
Preopening expenses	1.8%	1.3%
Partner investment expense	0.7%	0.7%

Total costs and expenses	94.0%	93.2%

Income from operations	6.0%	6.8%
Interest income, net and other income	0.0%	0.2%
Minority interest	-0.8%	-0.8%

Income before provision for income taxes	5.1%	6.1%
Provision for income taxes	-1.7%	-1.8%

Net income	3.5%	4.3%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	52 Weeks Ended	52 Weeks Ended
	Dec 31	Jan 1
	2006	2006

Revenues	$937,606	$809,153
Cost of sales	256,582	224,634
Labor	310,113	266,243
Operating	146,409	122,247
Occupancy	52,457	42,793
General & administrative	56,911	41,117
Depreciation & amortization	44,863	36,950
Preopening expenses	12,713	9,245
Partner investment expense	4,371	4,800

Total costs and expenses	884,419	748,029

Income from operations	53,187	61,124
Interest income, net and other income	1,315	1,841
Minority interest	(8,116)	(8,227)

Income before provision for income taxes	46,386	54,738
Provision for income taxes	(13,133)	(16,942)

Net income	$33,253	$37,796

Basic net income per share	$1.28	$1.44
Diluted net income per share	$1.24	$1.40
Shares used in calculation of basic EPS	26,075	26,271
Shares used in calculation of diluted EPS	26,737	27,000

	Percentage of Revenues
	Dec 31	Jan 1
	2006	2006
Revenues	100.0%	100.0%
Cost of sales	27.4%	27.8%
Labor	33.1%	32.9%
Operating	15.6%	15.1%
Occupancy	5.6%	5.3%
General & administrative	6.1%	5.1%
Depreciation & amortization	4.8%	4.6%
Preopening expenses	1.4%	1.1%
Partner investment expense	0.5%	0.6%

Total costs and expenses	94.3%	92.4%

Income from operations	5.7%	7.6%
Interest income, net and other income	0.1%	0.2%
Minority interest	-0.9%	-1.0%

Income before provision for income taxes	4.9%	6.8%
Provision for income taxes	-1.4%	-2.1%

Net income	3.5%	4.7%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information — Forecast

	53 weeks								Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007

Units	130	168	208	214	225	239	260	260	271	284	302	316	316
Sales weeks	5,749	7,931	9,497	2,751	2,840	3,003	3,267	11,861	3,446	3,609	3,795	4,056	14,906
AWS	93,915	89,136	85,201	83,102	79,571	76,931	77,131	79,049	77,875	76,015	73,918	73,239	75,156

Revenues	539,917	706,941	809,153	228,613	225,981	231,024	251,988	937,606	268,356	274,337	280,517	297,058	1,120,268
per FDS	$20.57	$26.60	$29.97	$8.39	$8.29	$8.70	$9.73	$35.07	$10.36	$10.53	$10.75	$11.34	$42.98

Operating costs
Cost of sales	152,788	200,736	224,634	63,440	61,285	62,954	68,903	256,582	74,803	76,222	77,592	82,586	311,203
Labor	175,256	231,930	266,243	76,937	75,380	76,209	81,587	310,113	90,795	92,332	93,429	98,745	375,301
Operating	73,403	99,231	122,247	34,841	36,210	36,382	38,976	146,409	41,206	41,577	43,527	46,330	172,640
Occupancy	28,914	37,693	42,793	12,493	12,725	13,371	13,868	52,457	14,903	15,377	15,985	16,799	63,064
Minority interest	7,887	10,078	8,227	2,022	2,033	1,948	2,113	8,116	1,637	1,624	1,587	1,767	6,615
General and administrative	30,166	36,369	41,117	13,252	14,037	14,641	14,981	56,911	16,113	16,697	17,702	18,537	69,049
Depreciation & amortization	21,817	29,155	36,950	10,355	10,565	11,584	12,359	44,863	12,794	13,263	14,271	15,578	55,906
Restaurant operating income	49,686	61,749	66,942	15,273	13,746	13,935	19,201	62,155	16,105	17,245	16,424	16,716	66,490

Development costs
Preopening expenses	8,745	7,980	9,245	1,694	2,817	3,792	4,410	12,713	2,292	3,343	4,507	3,559	13,701
Partner investment expense	4,196	17,671	4,800	200	925	1,487	1,759	4,371	(950)	495	550	440	535

Other expenses
Interest income, net and other income	(466)	(612)	(1,841)	(492)	(568)	(344)	89	(1,315)	(250)	(250)	(250)	(250)	(1,000)
Provision for income taxes	12,424	10,656	16,942	4,058	2,483	2,414	4,178	13,133	4,355	3,960	3,368	3,760	15,443
Net income	24,787	26,054	37,796	9,813	8,089	6,586	8,765	33,253	10,658	9,697	8,249	9,207	37,811

per FDS	$0.94	$0.98	$1.40	$0.36	$0.30	$0.25	$0.34	$1.24	$0.41	$0.37	$0.32	$0.35	$1.45

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	25,900	26,050	26,100	26,200	26,063

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.3%	28.4%	27.8%	27.7%	27.1%	27.2%	27.3%	27.4%	27.9%	27.8%	27.7%	27.8%	27.8%
Labor	32.5%	32.8%	32.9%	33.7%	33.4%	33.0%	32.4%	33.1%	33.8%	33.7%	33.3%	33.2%	33.5%
Operating	13.6%	14.0%	15.1%	15.2%	16.0%	15.7%	15.5%	15.6%	15.4%	15.2%	15.5%	15.6%	15.4%
Occupancy	5.4%	5.3%	5.3%	5.5%	5.6%	5.8%	5.5%	5.6%	5.6%	5.6%	5.7%	5.7%	5.6%
Minority interest	1.5%	1.4%	1.0%	0.9%	0.9%	0.8%	0.8%	0.9%	0.6%	0.6%	0.6%	0.6%	0.6%
General and administrative	5.6%	5.1%	5.1%	5.8%	6.2%	6.3%	5.9%	6.1%	6.0%	6.1%	6.3%	6.2%	6.2%
Depreciation & amortization	4.0%	4.1%	4.6%	4.5%	4.7%	5.0%	4.9%	4.8%	4.8%	4.8%	5.1%	5.2%	5.0%

Restaurant operating income	9.2%	8.7%	8.3%	6.7%	6.1%	6.0%	7.6%	6.6%	6.0%	6.3%	5.9%	5.6%	5.9%

Preopening expenses	1.6%	1.1%	1.1%	0.7%	1.2%	1.6%	1.8%	1.4%	0.9%	1.2%	1.6%	1.2%	1.2%
Partner investment expense	0.8%	2.5%	0.6%	0.1%	0.4%	0.6%	0.7%	0.5%	-0.4%	0.2%	0.2%	0.1%	0.0%
Interest income, net and other income	-0.1%	-0.1%	-0.2%	-0.2%	-0.3%	-0.1%	0.0%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%
Provision for income taxes	2.3%	1.5%	2.1%	1.8%	1.1%	1.0%	1.7%	1.4%	1.6%	1.4%	1.2%	1.3%	1.4%

Net income	4.6%	3.7%	4.7%	4.3%	3.6%	2.9%	3.5%	3.5%	4.0%	3.5%	2.9%	3.1%	3.4%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	49,686	61,749	66,942	15,273	13,746	13,935	19,201	62,155	16,105	17,245	16,424	16,716	66,490
Add: Minority interest	7,887	10,078	8,227	2,022	2,033	1,948	2,113	8,116	1,637	1,624	1,587	1,767	6,615
Less: Preopening expenses	(8,745)	(7,980)	(9,245)	(1,694)	(2,817)	(3,792)	(4,410)	(12,713)	(2,292)	(3,343)	(4,507)	(3,559)	(13,701)
Less: Partner investment expense	(4,196)	(17,671)	(4,800)	(200)	(925)	(1,487)	(1,759)	(4,371)	950	(495)	(550)	(440)	(535)

Income from operations	44,632	46,176	61,124	15,401	12,037	10,604	15,145	53,187	16,400	15,031	12,954	14,484	58,869

Shared Services
Supplemental Financial Information — Forecast

	53 weeks								Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007

Units
Sales weeks
AWS
Comp sales change
Revenues
per FDS

Operating costs
Cost of sales
Labor
Operating
Occupancy
Minority interest
General and administrative			18,698	5,619	6,016	7,330	7,174	26,139	7,431	7,976	8,788	9,516	33,711
Depreciation & amortization			880	280	281	299	277	1,137	295	304	320	485	1,404
Restaurant operating income	—	—	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,726)	(8,280)	(9,108)	(10,001)	(35,115)

Development costs
Preopening expenses
Partner investment expense

Other expenses
Interest income, net and other income			(1,575)	(489)	(535)	(391)	(170)	(1,585)	(250)	(250)	(250)	(250)	(1,000)
Provision for income taxes			(5,572)	(1,677)	(1,355)	(1,941)	(2,188)	(7,161)	(2,168)	(2,329)	(2,569)	(2,828)	(9,894)
Net income	—	—	(12,431)	(3,733)	(4,407)	(5,297)	(5,093)	(18,530)	(5,308)	(5,701)	(6,289)	(6,923)	(24,221)

per FDS			$(0.46)	$(0.14)	$(0.16)	$(0.20)	$(0.20)	$(0.69)	$(0.20)	$(0.22)	$(0.24)	$(0.26)	$(0.93)

Fully diluted shares (FDS)			27,000	27,239	27,258	26,558	25,893	26,737	25,900	26,050	26,100	26,200	26,063

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	—	—	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,726)	(8,280)	(9,108)	(10,001)	(35,115)
Add: Minority interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Preopening expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Partner investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—

Income from operations	—	—	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,726)	(8,280)	(9,108)	(10,001)	(35,115)

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information — Forecast

	53 weeks								Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007

Units	97	115	131	133	137	142	152	152	153	157	165	171	171
Sales weeks	4,494	5,613	6,266	1,720	1,751	1,796	1,920	7,187	1,978	2,025	2,080	2,201	8,284
AWS	108,280	108,938	107,757	108,677	104,914	102,930	104,735	105,278	106,733	105,178	103,087	102,212	104,236
Comp sales change	5.1%	3.0%	1.2%	1.3%	-1.0%	-0.5%	-0.9%	-0.3%	-1.3%	0.8%	0.8%	-0.9%	-0.2%
Revenues	486,609	611,468	675,204	186,924	183,705	184,914	201,091	756,634	211,117	212,985	214,420	224,968	863,490
per FDS	$18.54	$23.01	$25.01	$6.86	$6.74	$6.96	$7.77	$28.30	$8.15	$8.18	$8.22	$8.59	$33.13

Operating costs
Cost of sales	136,983	173,128	187,073	51,771	49,810	50,131	54,855	206,567	58,691	58,997	59,180	62,541	239,409
Labor	157,414	200,157	221,126	62,652	60,753	59,959	63,733	247,097	71,078	71,023	70,377	73,521	285,999
Operating	65,792	84,781	100,199	27,897	28,653	28,306	30,609	115,465	31,514	31,019	31,413	33,829	127,775
Occupancy	25,533	31,896	34,700	9,859	9,928	10,307	10,589	40,683	11,246	11,490	11,769	12,205	46,710
Minority interest	7,360	9,177	7,118	1,733	1,753	1,717	1,790	6,993	1,267	1,278	1,287	1,372	5,204
General and administrative	26,147	30,051	15,512	5,117	5,319	4,773	5,294	20,503	5,680	5,635	5,767	5,860	22,942
Depreciation & amortization	19,414	24,778	30,093	8,096	8,220	8,831	9,304	34,451	9,557	9,744	10,482	11,279	41,062
Restaurant operating income	47,966	57,500	79,383	19,799	19,269	20,890	24,917	84,875	22,084	23,799	24,145	24,361	94,389

Development costs
Preopening expenses	6,981	5,843	6,028	1,066	1,575	2,355	3,008	8,004	944	1,851	2,845	2,260	7,900
Partner investment expense	3,941	15,075	3,526	426	570	956	1,523	3,475	(1,500)	—	—	—	(1,500)

Other expenses
Interest income, net and other income	(461)	(612)	(251)	—	—	51	204	255	—	—	—	—	—
Provision for income taxes	12,522	10,797	21,690	5,432	4,023	4,701	6,321	20,477	6,566	6,365	6,177	6,409	25,517
Net income	24,983	26,397	48,390	12,875	13,101	12,827	13,861	52,664	16,074	15,583	15,123	15,692	62,472
per FDS	$0.95	$0.99	$1.79	$0.47	$0.48	$0.48	$0.54	$1.97	$0.62	$0.60	$0.58	$0.60	$2.40

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	25,900	26,050	26,100	26,200	26,063

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.2%	28.3%	27.7%	27.7%	27.1%	27.1%	27.3%	27.3%	27.8%	27.7%	27.6%	27.8%	27.7%
Labor	32.3%	32.7%	32.7%	33.5%	33.1%	32.4%	31.7%	32.7%	33.7%	33.3%	32.8%	32.7%	33.1%
Operating	13.5%	13.9%	14.8%	14.9%	15.6%	15.3%	15.2%	15.3%	14.9%	14.6%	14.7%	15.0%	14.8%
Occupancy	5.2%	5.2%	5.1%	5.3%	5.4%	5.6%	5.3%	5.4%	5.3%	5.4%	5.5%	5.4%	5.4%
Minority interest	1.5%	1.5%	1.1%	0.9%	1.0%	0.9%	0.9%	0.9%	0.6%	0.6%	0.6%	0.6%	0.6%
General and administrative	5.4%	4.9%	2.3%	2.7%	2.9%	2.6%	2.6%	2.7%	2.7%	2.6%	2.7%	2.6%	2.7%
Depreciation & amortization	4.0%	4.1%	4.5%	4.3%	4.5%	4.8%	4.6%	4.6%	4.5%	4.6%	4.9%	5.0%	4.8%

Restaurant operating income	9.9%	9.4%	11.8%	10.6%	10.5%	11.3%	12.4%	11.2%	10.5%	11.2%	11.3%	10.8%	10.9%

Preopening expenses	1.4%	1.0%	0.9%	0.6%	0.9%	1.3%	1.5%	1.1%	0.4%	0.9%	1.3%	1.0%	0.9%
Partner investment expense	0.8%	2.5%	0.5%	0.2%	0.3%	0.5%	0.8%	0.5%	-0.7%	0.0%	0.0%	0.0%	-0.2%
Interest income, net and other income	-0.1%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes	2.6%	1.8%	3.2%	2.9%	2.2%	2.5%	3.1%	2.7%	3.1%	3.0%	2.9%	2.8%	3.0%

Net income	5.1%	4.3%	7.2%	6.9%	7.1%	6.9%	6.9%	7.0%	7.6%	7.3%	7.1%	7.0%	7.2%

Reconciliation of Non-GAAP Financial Information to GAAP measures:

Restaurant operating income	47,966	57,500	79,383	19,799	19,269	20,890	24,917	84,875	22,084	23,799	24,145	24,361	94,389
Add: Minority interest	7,360	9,177	7,118	1,733	1,753	1,717	1,790	6,993	1,267	1,278	1,287	1,372	5,204
Less: Preopening expenses	(6,981)	(5,843)	(6,028)	(1,066)	(1,575)	(2,355)	(3,008)	(8,004)	(944)	(1,851)	(2,845)	(2,260)	(7,900)
Less: Partner investment expense	(3,941)	(15,075)	(3,526)	(426)	(570)	(956)	(1,523)	(3,475)	1,500	—	—	—	1,500

Income from operations	44,404	45,759	76,947	20,040	18,877	19,296	22,176	80,389	23,907	23,226	22,587	23,473	93,193

Concept: Pei Wei Asian Diner
Supplemental Financial Information — Forecast

	53 weeks								Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007

Units	33	53	77	81	88	97	107	107	117	126	136	144	144
Sales weeks	1,255	2,318	3,231	1,031	1,089	1,207	1,334	4,661	1,455	1,571	1,702	1,842	6,570
AWS	42,476	41,188	41,457	40,435	38,822	38,201	37,597	38,668	38,811	38,562	38,386	38,686	38,607
Comp sales change	0.3%	2.0%	4.0%	-2.0%	-3.9%	-1.5%	-0.7%	-2.0%	-0.7%	1.7%	1.9%	1.5%	1.1%
Revenues	53,308	95,473	133,949	41,689	42,276	46,110	50,155	180,230	56,470	60,582	65,333	71,260	253,645
per FDS	$2.03	$3.59	$4.96	$1.53	$1.55	$1.74	$1.94	$6.74	$2.18	$2.33	$2.50	$2.72	$9.73

Operating costs
Cost of sales	15,805	27,608	37,561	11,669	11,475	12,823	13,725	49,692	15,847	16,967	18,164	19,784	70,762
Labor	17,842	31,773	45,117	14,285	14,627	16,250	17,515	62,677	19,413	21,020	22,781	24,946	88,160
Operating	7,611	14,450	22,048	6,944	7,557	8,076	8,205	30,782	9,534	10,400	11,957	12,331	44,222
Occupancy	3,381	5,797	8,093	2,634	2,797	3,064	3,230	11,725	3,597	3,827	4,156	4,534	16,114
Minority interest	527	901	1,109	289	280	231	323	1,123	370	346	300	395	1,411
General and administrative	4,019	6,318	6,907	2,299	2,485	2,276	2,327	9,387	2,805	2,889	2,948	2,961	11,603
Depreciation & amortization	2,403	4,377	5,977	1,979	2,064	2,454	2,708	9,205	2,839	3,112	3,366	3,711	13,028
Restaurant operating income	1,720	4,249	7,137	1,590	991	936	2,122	5,639	2,065	2,021	1,661	2,598	8,345

Development costs
Preopening expenses	1,764	2,137	3,217	603	1,126	1,204	1,350	4,283	1,348	1,492	1,662	1,299	5,801
Partner investment expense	255	2,596	1,274	(226)	355	531	236	896	550	495	550	440	2,035

Other expenses
Interest income, net and other income	(5)		(15)	(3)	(33)	(4)	55	15	—	—	—	—	—
Provision for income taxes	(98)	(141)	824	377	(107)	(213)	178	235	49	10	(160)	249	148
Net income	(196)	(343)	1,837	839	(350)	(582)	303	210	118	24	(391)	610	361

per FDS			$0.07	$0.03	$(0.01)	$(0.02)	$0.01	$0.01	$0.00	$0.00	$(0.01)	$0.02	$0.01

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	25,900	26,050	26,100	26,200	26,063

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	29.6%	28.9%	28.0%	28.0%	27.1%	27.8%	27.4%	27.6%	28.1%	28.0%	27.8%	27.8%	27.9%
Labor	33.5%	33.3%	33.7%	34.3%	34.6%	35.2%	34.9%	34.8%	34.4%	34.7%	34.9%	35.0%	34.8%
Operating	14.3%	15.1%	16.5%	16.7%	17.9%	17.5%	16.4%	17.1%	16.9%	17.2%	18.3%	17.3%	17.4%
Occupancy	6.3%	6.1%	6.0%	6.3%	6.6%	6.6%	6.4%	6.5%	6.4%	6.3%	6.4%	6.4%	6.4%
Minority interest	1.0%	0.9%	0.8%	0.7%	0.7%	0.5%	0.6%	0.6%	0.7%	0.6%	0.5%	0.6%	0.6%
General and administrative	7.5%	6.6%	5.2%	5.5%	5.9%	4.9%	4.6%	5.2%	5.0%	4.8%	4.5%	4.2%	4.6%
Depreciation & amortization	4.5%	4.6%	4.5%	4.7%	4.9%	5.3%	5.4%	5.1%	5.0%	5.1%	5.2%	5.2%	5.1%

Restaurant operating income	3.2%	4.5%	5.3%	3.8%	2.3%	2.0%	4.2%	3.1%	3.7%	3.3%	2.5%	3.6%	3.3%

Preopening expenses	3.3%	2.2%	2.4%	1.4%	2.7%	2.6%	2.7%	2.4%	2.4%	2.5%	2.5%	1.8%	2.3%
Partner investment expense	0.5%	2.7%	1.0%	-0.5%	0.8%	1.2%	0.5%	0.5%	1.0%	0.8%	0.8%	0.6%	0.8%
Interest income, net and other income	0.0%	0.0%	0.0%	0.0%	-0.1%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes	-0.2%	-0.1%	0.6%	0.9%	-0.3%	-0.5%	0.4%	0.1%	0.1%	0.0%	-0.2%	0.3%	0.1%

Net income	-0.4%	-0.4%	1.4%	2.0%	-0.8%	-1.3%	0.6%	0.1%	0.2%	0.0%	-0.6%	0.9%	0.1%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	1,720	4,249	7,137	1,590	991	936	2,122	5,639	2,065	2,021	1,661	2,598	8,345
Add: Minority interest	527	901	1,109	289	280	231	323	1,123	370	346	300	395	1,411
Less: Preopening expenses	(1,764)	(2,137)	(3,217)	(603)	(1,126)	(1,204)	(1,350)	(4,283)	(1,348)	(1,492)	(1,662)	(1,299)	(5,801)
Less: Partner investment expense	(255)	(2,596)	(1,274)	226	(355)	(531)	(236)	(896)	(550)	(495)	(550)	(440)	(2,035)

Income from operations	228	417	3,755	1,502	(210)	(568)	859	1,583	537	380	(251)	1,254	1,920

Concept: Taneko Japanese Tavern
Supplemental Financial Information — Forecast

									Forecast
				1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007

Units							1	1	1	1	1	1	1
Sales weeks							13	13	13	13	13	13	52
AWS							57,077	57,077	59,174	59,236	58,735	63,855	60,250
Comp sales change
Revenues							742	742	769	770	764	830	3,133
per FDS				$—	$—	$—	$0.03	$0.03	$0.03	$0.03	$0.03	$0.03	$0.12

Operating costs
Cost of sales							323	323	265	258	248	261	1,032
Labor							339	339	304	289	271	278	1,142
Operating							162	162	158	158	157	170	643
Occupancy							49	49	60	60	60	60	240
Minority interest							—	—	—	—	—	—	—
General and administrative				217	217	262	186	882	197	197	199	200	793
Depreciation & amortization							70	70	103	103	103	103	412
Restaurant operating income				(217)	(217)	(262)	(387)	(1,083)	(318)	(295)	(274)	(242)	(1,129)

Development costs
Preopening expenses				25	116	233	52	426	—	—	—	—	—
Partner investment expense							—	—	—	—	—	—	—

Other expenses
Interest income, net and other income				—	—	—	—	—	—	—	—	—	—
Provision for income taxes				(74)	(78)	(133)	(133)	(418)	(92)	(86)	(80)	(70)	(328)
Net income				(168)	(255)	(362)	(306)	(1,091)	(226)	(209)	(194)	(172)	(801)

per FDS				$(0.01)	$(0.01)	$(0.01)	$(0.01)	$(0.04)	$(0.01)	$(0.01)	$(0.01)	$(0.01)	$(0.03)

Fully diluted shares (FDS)				27,239	27,258	26,558	25,893	26,737	25,900	26,050	26,100	26,200	26,063

Revenues							100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales							43.5%	43.5%	34.5%	33.5%	32.5%	31.4%	32.9%
Labor							45.7%	45.7%	39.5%	37.5%	35.5%	33.5%	36.5%
Operating							21.8%	21.8%	20.5%	20.5%	20.5%	20.5%	20.5%
Occupancy							6.6%	6.6%	7.8%	7.8%	7.9%	7.2%	7.7%
Minority interest							0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
General and administrative							25.1%	118.9%	25.6%	25.6%	26.0%	24.1%	25.3%
Depreciation & amortization							9.4%	9.4%	13.4%	13.4%	13.5%	12.4%	13.2%

Restaurant operating income							-52.2%	-146.0%	-41.4%	-38.3%	-35.9%	-29.2%	-36.0%

Preopening expenses							7.0%	57.4%	0.0%	0.0%	0.0%	0.0%	0.0%
Partner investment expense							0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Interest income, net and other income							0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes							-17.9%	-56.3%	-12.0%	-11.2%	-10.5%	-8.4%	-10.5%

Net income							-41.2%	-147.0%	-29.4%	-27.1%	-25.4%	-20.7%	-25.6%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	—	—	—	(217)	(217)	(262)	(387)	(1,083)	(318)	(295)	(274)	(242)	(1,129)
Add: Minority interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Preopening expenses	—	—	—	(25)	(116)	(233)	(52)	(426)	—	—	—	—	—
Less: Partner investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—

Income from operations	—	—	—	(242)	(333)	(495)	(439)	(1,509)	(318)	(295)	(274)	(242)	(1,129)